FleetCor Reports Fourth Quarter and Full Year 2010 Financial Results

NORCROSS, Ga.—(BUSINESS WIRE)— FleetCor Technologies, Inc. (NYSE: FLT), a leading independent global provider of specialized payment products and services to businesses, commercial fleets, major oil companies, petroleum marketers and government fleets, today reported financial results for its fourth quarter and full year ended December 31, 2010.

“We are very pleased with our accomplishments in 2010. We achieved record financial performance, completed a successful initial public offering, and continued to make significant progress executing on our global growth initiatives,” said Ron Clarke, chairman, president and chief executive officer, FleetCor Technologies, Inc. “Our recent success in winning new commercial fleet fuel cards business in Europe and Asia is clear evidence of our progress in executing on our global initiatives. The ability to leverage our GFN platform – our global industry standard fuel card system – meaningfully contributed to our ability to secure this important mandate.”

The GAAP financial results below include the impact of the one-time compensation charge booked in the fourth quarter of 2010 associated with the initial public offering.

Financial results for the fourth quarter of 2010:

GAAP Results

•	Total revenue in the fourth quarter of 2010 increased 9.5% to $106.5 million compared to $97.3 million in 2009

•	Net income in the fourth quarter of 2010 decreased 29.8% to $17.5 million, or $0.22 per diluted share, compared to $24.9 million, or $0.31 per diluted share in 2009

Non GAAP Results

•	Total revenue in the fourth quarter of 2010 increased 3.3% to $106.5 million compared to $103.2 million in 2009 (which reflects the adoption of 2010 authoritative accounting guidance related to our asset securitization facility in 2009 results)

•	Adjusted net income in the fourth quarter of 2010 increased 37.4% to $40.0 million, or $0.49 per diluted share, compared to $29.1 million, or $0.36 per diluted share in 2009

“We are extremely pleased by our results for the first quarter as a public company,” said Eric Dey, chief financial officer FleetCor Technologies, Inc. “We ended the year on a strong note and look forward to continuing our success in 2011.”

Financial results for the full year of 2010:

GAAP Results

•	Total revenue in 2010 increased 22.5% to $433.8 million compared to $354.1 million in 2009

•	Net income in 2010 increased 21.2% to $107.9 million, or $1.34 per diluted share, compared to $89.1 million, or $1.13 per diluted share in 2009

Non GAAP Results

•	Total revenue in 2010 increased 13.8% to $433.8 million compared to $381.3 million in 2009 (which reflects the adoption of 2010 authoritative accounting guidance related to our asset securitization facility in 2009 results)

•	Adjusted net income in 2010 increased 38.1% to $143.6 million, or $1.78 per diluted share, compared to $103.9 million, or $1.32 per diluted share in 2009

Reconciliations of GAAP results to non GAAP results are provided in exhibit 1 attached. Additional supplemental data is provided in exhibit 2.

Recent Business Highlights

FleetCor completed its initial public offering in December 2010. The Company sold 430,961 shares of common stock in the offering and 14,145,289 shares were sold by certain of FleetCor’s stockholders, including 1,901,250 shares pursuant to the underwriters’ exercise of their over-allotment option.

On February 17, 2011 FleetCor announced that Shell, one of the world’s leading fuel card issuers, has selected FleetCor to migrate Shell’s fuel card system to a new processing platform in partnership with Logica, a leading technology and business service company. The project will extend across 35 countries in Europe and Asia.

“This win validates our ambition to provide the world’s oil companies with a fuel card industry platform” said Mr. Clarke. “The benefits of scale and global learnings are anticipated to accrue to early adopters of the system. We are delighted Shell has chosen us and we will work closely with Logica to improve the performance of the Shell fuel card portfolio. While this contract is not expected to have a material impact on FleetCor’s consolidated results of operations in the near term, we believe it is strategically very important, creating a partnership with Shell, and providing a live and scalable reference point for other outsourcing opportunities worldwide”

2011 Outlook

FleetCor Technologies, Inc. is introducing initial financial guidance for full year 2011.

•	Revenue between $460 million to $480 million

•	Adjusted net income between $155 million to $165 million

•	Adjusted net income per diluted share between $1.83 to $1.95

The Company’s full year 2011 guidance includes the following:

•	Approximately $2 million of incremental cash operating costs for public company expenses

•	A 1.9% increase in our effective tax rate from 28.7% in 2010 to 30.6% in 2011

•	An increase of 3.9 million diluted shares outstanding from 80.8 million shares in 2010 to 84.7 million shares in 2011

If these incremental costs and shares had been incurred in 2010, the Company’s full year 2010 Adjusted Net Income would have been $138.3 million, or $1.63 per diluted share.

The Company’s full year 2011 guidance is presented on a constant currency basis and assumes similar macroeconomic and business conditions exist in 2011 as did in 2010. This guidance does not reflect the impact of any future acquisitions or material new partnership agreements.

Conference Call

The Company will host a conference call to discuss fourth quarter and full year 2010 financial results today at 5:00pm ET. Hosting the call will be Ron Clarke, chief executive officer, and Eric Dey, chief financial officer. The conference call can be accessed live over the phone by dialing (877) 941-1427, or for international callers (480) 629-9664. A replay will be available one hour after the call and can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 4413916. The replay will be available until Wednesday, March 2, 2011. The call will be webcast live from the Company’s investor relations website at http://investor.fleetcor.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to revenue and earnings guidance, assumptions underlying financial guidance, acceptance and implementation of the GFN platform, the anticipated benefits of the GFN system, the anticipated financial and operational impact of the Shell relationship, and management’s plans for 2011 and confidence in prospects for growth. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to successfully integrate acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Registration Statement filed on Form S-1 with the Securities and Exchange Commission on November 30, 2010. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

About Non-GAAP Financial Measures

EBITDA is calculated as net income before the provision for income taxes, interest expense, net and depreciation and amortization. Adjusted EBITDA is calculated as EBITDA adjusted for the incremental interest expense attributable to our securitization facility and adjusted to exclude the impact of the onetime compensation charge booked in the fourth quarter of 2010 associated with our initial public offering. Adjusted net income is calculated as net income, adjusted to eliminate (a) stock-based compensation expense related to share-based compensation awards, (b) amortization of deferred financing costs and intangible assets and (c) amortization of the premium recognized on the purchase of receivables. We prepare adjusted net income to eliminate the effect of items that we do not consider indicative of our core operating performance. EBITDA, adjusted EBITDA and adjusted net income are supplemental measures of operating performance that do not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies. We believe it is useful to exclude stock-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and stock-based compensation expense is not a key measure of our core operating performance. We also believe that the one-time non-cash compensation expense associated with the IPO does not adequately reflect the company’s true results of operations, therefore, we have also presented results that exclude this charge from operating expenses, adjusted EBITDA, income before income taxes, provision for income tax, and net income. We also believe that amortization expenses can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income.

Management uses EBITDA, adjusted EBITDA and adjusted net income:

• as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;

• for planning purposes, including the preparation of our internal annual operating budget;

• to allocate resources to enhance the financial performance of our business; and

• to evaluate the performance and effectiveness of our operational strategies.

We believe EBITDA, Adjusted EBITDA and adjusted net income are used by investors as supplemental measures to evaluate the overall operating performance of companies in our industry. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

About FleetCor

FleetCor, The Global Fleet Card Company, is a leading independent global provider of specialized payment products and services to businesses, commercial fleets, major oil companies, petroleum marketers and government entities. FleetCor’s payment programs enable businesses to better manage and control employee spending and provide card-accepting merchants with a high volume customer base that can increase their sales and customer loyalty. FleetCor serves commercial accounts in 18 countries in North America, Europe, Africa and Asia. For more information, please visit www.fleetcor.com.

   FleetCor Technologies, Inc. and subsidiaires
   GAAP Consolidated Statements of Income
   (In thousands, except earnings per share amounts)

                                                                                                                                4th Qtr                                                                                                                                                                                                       December 31
         Unaudited                                                                                         Unaudited                                                                                                   Unaudited                                                                                                               Audited
                                                                                                                                2010                                                                                        2009                                                                                                        2010                                                                                                              2009

Revenues, net                                                                                                   $                      106,547                                                               $                             97,312                                                                                    $                          433,841                                                                                      $           354,073

Expenses:

Merchant commissions                                                                                                                   9,502                                                                                               10,849                                                                                                               49,050                                                                                                   39,709

Processing                                                                                                                             17,078                                                                                              14,898                                                                                                               69,687                                                                                                   57,997

Selling                                                                                                                                9,576                                                                                               9,109                                                                                                                32,731                                                                                                   30,579

General and administrative                                                                                                             38,111                                                                                              13,124                                                                                                               78,135                                                                                                   51,375
                                                                                                                             -                                                       -                 -                 -                                                           -                                         -     -                                                                                               -           -     -                                                                                         -

                                                                                                                                       32,280                                                                                              49,332                                                                                                               204,238                                                                                                  174,413

Depreciation and amortization                                                                                                          8,506                                                                                               8,133                                                                                                                33,745                                                                                                   28,368
                                                                                                                             -                                                       -                 -                 -                                                           -                                         -     -                                                                                               -           -     -                                                                                         -

Operating income                                                                                                                       23,774                                                                                              41,199                                                                                                               170,493                                                                                                  146,045
                                                                                                                             -                                                       -                 -                 -                                                           -                                         -     -                                                                                               -           -     -                                                                                         -

Other income, net                                                                                                                      (553)                                                  (564)                                                                    (1,319)                          (933)

Interest expense, net                                                                                                                  4,181                                                                                               4,340                                                                                                                20,532                                                                                                   17,363
                                                                                                                             -                                                       -                                   -                                                           -                                               -                                                                                               -                 -                                                                                         -

Total other expense                                                                                                                    3,628                                                                                               3,776                                                                                                                19,213                                                                                                   16,430
                                                                                                                             -                                                       -                                   -                                                           -                                               -                                                                                               -                 -                                                                                         -

Income before income taxes                                                                                                             20,146                                                                                              37,423                                                                                                               151,280                                                                                                  129,615

Provision for income taxes                                                                                                             2,632                                                                                               12,475                                                                                                               43,384                                                                                                   40,563
                                                                                                                             -                                                       -                                   -                                                           -                                               -                                                                                               -                 -                                                                                         -

Net income                                                                                                      $                      17,514                                                                $                             24,948                                                                                    $                          107,896                                                                                      $           89,052
                                                                                                                             =                                                       =                                   =                                                           =                                               =                                                                                               =                 =                                                                                         =

Diluted earnings per share                                                                                                      $         0.22                                                                                    $              0.31                                                                                               $                    1.34                                                                                               $        1.13

Diluted shares                                                                                                                         80,931                                                                                              81,575                                                                                                               80,751                                                                                                   78,854

   FleetCor Technologies, Inc. and subsidiaries

   Consolidated Balance Sheets

   (In thousands)

                                                                                                                                                                                                                                                                                                                                                                                  (Unaudited)

                                                                                                                                                                                                                                                                                                                                                                                  December 31,                                                                                                                                       December 31,

                                                                                                                                                                                                                                                                                                                                                                                  2010                                                                                                                                               2009

   Assets

Current assets:

Cash and cash equivalents                                                                                                                                                                                                                                                                                                                                                     $114,804                                                                                                                                        $84,701

Restricted cash                                                                                                                                                                                                                                                                                                                                                                62,341                                                                                                                                          67,979

Accounts receivable                                                                                                                                                                                                                                                                                                                                                            258,452                                                                                                                                         163,461

Securitized accounts receivable - restricted for securitization investors                                                                                                                                                                                                                                                                                                      144,000                                                                                                                                         -

Prepaid expenses and other current assets                                                                                                                                                                                                                                                                                                                                      33,191                                                                                                                                          24,113

Deferred income taxes                                                                                                                                                                                                                                                                                                                                                          4,484                                                                                                                                           6,988
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Total current assets                                                                                                                                                                                                                                                                                                                                                           617,272                                                                                                                                         347,242
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Property and equipment                                                                                                                                                                                                                                                                                                                                                         83,013                                                                                                                                          72,091

Less accumulated depreciation and amortization                                                                                                                                                                                                                                                                                                                                 (56,195)                                               (44,868)

Net property and equipment                                                                                                                                                                                                                                                                                                                                                     26,818                                                                                                                                          27,223

Goodwill                                                                                                                                                                                                                                                                                                                                                                       596,115                                                                                                                                         590,336

Other intangibles, net                                                                                                                                                                                                                                                                                                                                                         193,861                                                                                                                                         197,430

Other assets                                                                                                                                                                                                                                                                                                                                                                   42,790                                                                                                                                          47,314
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Total assets                                                                                                                                                                                                                                                                                                                                                                  $1,476,856                                                                                                                                      $1,209,545
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               =                                                                                                                             =

   Liabilities and Stockholders’ Equity

Current liabilities:

Accounts payable                                                                                                                                                                                                                                                                                                                                                              $177,644                                                                                                                                        $175,578

Accrued expenses                                                                                                                                                                                                                                                                                                                                                               41,914                                                                                                                                          46,746

Customer deposits                                                                                                                                                                                                                                                                                                                                                              78,685                                                                                                                                          75,796

Securitization facility                                                                                                                                                                                                                                                                                                                                                        144,000                                                                                                                                         -

Current portion notes payable and other obligations                                                                                                                                                                                                                                                                                                                            11,617                                                                                                                                          22,621
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Total current liabilities                                                                                                                                                                                                                                                                                                                                                      453,860                                                                                                                                         320,741
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Notes payable and other obligations, less current portion                                                                                                                                                                                                                                                                                                                      313,796                                                                                                                                         328,930

Deferred income taxes                                                                                                                                                                                                                                                                                                                                                          83,255                                                                                                                                          85,825
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Total noncurrent liabilities                                                                                                                                                                                                                                                                                                                                                   397,051                                                                                                                                         414,755
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Commitments and contingencies

Stockholders’ equity:

Convertible preferred stock                                                                                                                                                                                                                                                                                                                                                    -                                                                                                                                               330,654

Preferred stock                                                                                                                                                                                                                                                                                                                                                                -                                                                                                                                               -

Common stock                                                                                                                                                                                                                                                                                                                                                                   111                                                                                                                                             66

Additional paid-in capital                                                                                                                                                                                                                                                                                                                                                     421,992                                                                                                                                         94,996

Retained earnings                                                                                                                                                                                                                                                                                                                                                              387,163                                                                                                                                         235,726

Accumulated other comprehensive loss                                                                                                                                                                                                                                                                                                                                           (8,101)                                               (12,173)

Less treasury stock                                                                                                                                                                                                                                                                                                                                                            (175,220)                                               (175,220)

                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                                               -

Total stockholders’ equity                                                                                                                                                                                                                                                                                                                                                     625,945                                                                                                                                         474,049
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               -                                                                                                                             -

Total liabilities and stockholders’ equity                                                                                                                                                                                                                                                                                                                                    $1,476,856                                                                                                                                      $1,209,545
                                                                                                                                                                                                                                                                                                                                                                                                                                                                               =                                                                                                                             =

   Exhibit 1

   RECONCILIATION OF NON-GAAP MEASURES

   (In thousands, except earnings per share amounts)

   Managed Revenue

Although bad debt and interest associated with our securitization facility were reported in revenue for the periods prior to January 1, 2010, we monitored these costs on a managed basis. The following table presents certain statement of income items adjusted for the impact of the new accounting guidance related to our securitization facility.

                                         4th Quarter 2010                                                                                4th Quarter 2009                                                                                                                                            Year Ended 2010                                                                                                                                                                                                      Year Ended 2009

                                                                   Adjust-                                                                                                            Adjust-                                                                                                                                                                                      Adjust-                                                                                                                                                                                                        Adjust-

                                         As Reported                  ments                           As Adjusted                              As Reported                                     ments                                                          As Adjusted                                        As Reported                                                                      ments                                                                As Adjusted                                                          As Reported                                                                ments                                        As Adjusted

Net revenues                         $106,547                  $-                           $106,547                              $97,312                                      $5,849                                                      $103,161                                        $433,841                                                                      $-                                                                $433,841                                                          $354,073                                                                $27,200                                   $381,273

Processing expense                    17,078                    -                            17,078                                14,898                                       4,605                                                       19,503                                          69,987                                                                        -                                                                 69,987                                                            57,997                                                                  21,900                                    79,897

Interest expense, net                 4,181                     -                            4,181                                 4,340                                        1,244                                                       5,584                                           20,532                                                                        -                                                                 20,532                                                            17,363                                                                  5,300                                     22,663

--                        -     -     -             -     -     -                -     -     -             -           -           -                    -           -           -                                               -     -     -                             -     -           -                                                     -     -                 -                                                     -     -     -                                         -           -           -                                                           -     -     -                 -           -           -

   Adjusted for one time non cash charge associated with initial public offering and impact of the new accounting guidance related to our securitization facility

                                         4th Quarter 2010                                                                                4th Quarter 2009                                                                                                                                            Year Ended 2010                                                                                                                                                                                                      Year Ended 2009

                                                                   Adjust-                                                                                                            Adjust-                                                                                                                                                                                      Adjust-                                                                                                                                                                                                        Adjust-

                                         As Reported                  ments                           As Adjusted                              As Reported                                     ments                                                          As Adjusted                                        As Reported                                                                      ments                                                                As Adjusted                                                          As Reported                                                                ments                                        As Adjusted

Operating

expenses1                 $74,267                   $(23,771)                 $50,496                               $47,980                                      $4,605                                                      $52,585                                         $229,603                                                                      $(23,771)                      $205,832                                                          $179,660                                                                $21,900                                   $201,560

Income before income

taxes                                 20,146                    23,771                       43,917                                37,423                                       -                                                           37,423                                          151,280                                                                       23,771                                                            175,051                                                           129,615                                                                 -                                         129,615

Provision for income

taxes                                 2,632                     8,245                        10,877                                12,475                                       -                                                           12,475                                          43,384                                                                        8,245                                                             51,629                                                            40,563                                                                  -                                         40,563

Net income                            17,514                    15,526                       33,040                                24,948                                       -                                                           24,948                                          107,896                                                                       15,526                                                            123,422                                                           89,052                                                                  -                                         89,052

1Operating expense is calculated as the sum of merchant commissions, processing, selling, and general and administrative expenses

--                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              -

The following table reconciles net income to EBITDA and adjusted EBITDA:

                                                                                                                                                                            4th Quarter                                                                                        4th Quarter                                                                                                                Year Ended                                                                                                                 Year Ended

                                                                                                                                                                            2010                                                                                               2009                                                                                                                       2010                                                                                                                       2009

Net income                                                                                                                                                              $17,514                                                                                         $24,948                                                                                                                 $107,896                                                                                                                $89,052

Provision for income taxes                                                                                                                                               2,632                                                                                           12,475                                                                                                                  43,384                                                                                                                  40,563

Interest expense, net                                                                                                                                                    4,181                                                                                           4,340                                                                                                                   20,532                                                                                                                  17,363

Depreciation and amortization                                                                                                                                            8,506                                                                                           8,133                                                                                                                   33,745                                                                                                                  28,368
                                                                                                                                                                                                                                           -                                                                                                           -                                                                                                           -                                                                                                           -

EBITDA                                                                                                                                                                   32,833                                                                                          49,896                                                                                                                  205,557                                                                                                                 175,346

Incremental interest expense                                                                                                                                             -                                                                                               1,244                                                                                                                   -                                                                                                                       5,300                                                       (a)

One time stock compensation booked in Q4 associated with initial public offering                                                                                         23,771                                                                                                                                                                                                                  23,771                                                                                                                                                                              (a)
                                                                                                                                                                                                                                           -                             -                                                                                                                                                                                         -                                                     -

Adjusted EBITDA                                                                                                                                                         $56,604                                                                                         $51,140                                                                                                                 $229,328                                                                                                                $180,646
                                                                                                                                                                                                                                           =                                                                                                           =                                                                                                           =                                                                                                           =

(a) Adjusted EBITDA is calculated as EBITDA adjusted for the incremental interest expense attributable to our securitiziation facility and a one-time non cash stock compensation charge associated with the initial public offering.

The following table reconciles net income to adjusted net income:

                                                                                                                                                                            4th Quarter                                                                                        4th Quarter                                                                                                                Year Ended                                                                                                                 Year Ended

                                                                                                                                                                            2010                                                                                               2009                                                                                                                       2010                                                                                                                       2009

Net income                                                                                                                                                              $17,514                                                                                         $24,948                                                                                                                 $107,896                                                                                                                $89,052

Stock based compensation                                                                                                                                                 25,093                                                                                          667                                                                                                                     27,546                                                                                                                  2,666

Amortization of intangible assets                                                                                                                                        4,453                                                                                           4,118                                                                                                                   17,203                                                                                                                  13,900

Amortization of premium on receivables                                                                                                                                   816                                                                                             815                                                                                                                     3,263                                                                                                                   3,257

Amortization of deferred financing costs                                                                                                                                 536                                                                                             673                                                                                                                     2,016                                                                                                                   1,842

                                                                                                                                                                         -                                                                                               -                                                                                                                       -                                                                                                                       -

Total pre-tax adjustments                                                                                                                                                30,898                                                                                          6,273                                                                                                                   50,028                                                                                                                  21,665

Income tax impact of pre-tax adjustments at the effective tax rate                                                                                                       (8,395)                             (2,090)                                         (14,340)                                                     (6,779)

                                                                                                                                                                         -                                                                                               -                                                                                                                       -                                                                                                                       -

Adjusted net income                                                                                                                                                     $40,017                                                                                         $29,131                                                                                                                 $143,584                                                                                                                $103,938
                                                                                                                                                                                                                                           =                                                                                                           =                                                                                                           =                                                                                                           =

Adjusted net income per diluted share                                                                                                                                     $0.49                                                                                           $0.36                                                                                                                   $1.78                                                                                                                   $1.32

Diluted shares                                                                                                                                                           80,931                                                                                          81,575                                                                                                                  80,751                                                                                                                  78,854

The following table reconciles provision for bad debt to managed provision for bad debt:

                                                                                                                                                                                                                4th Quarter                                                                                        4th Quarter                                                                                                                Year Ended                                                                                                           Year Ended

                                                                                                                                                                                                                2010                                                                                               2009                                                                                                                       2010                                                                                                                 2009

Provision for bad debt included in:

Processing expense                                                                                                                                                                                          $3,782                                                                                          $2,569                                                                                                                  $18,882                                                                                                           $10,693

Revenues, net                                                                                                                                                                                                -                                                                                               4,600                                                                                                                   -                                                                                                                 21,900
                                                                                                                                                                                                                                                             -                                                                                                                             -                                                                                                                       -                                                                             -

Managed provision for bad debts                                                                                                                                                                              3,782                                                                                           7,169                                                                                                                   18,882                                                                                                            32,593

Managed provision for bad debts as a percentage of gross billed revenue                                                                                                                                      0.21%                                               0.43%                                         0.31%                                   0.56%

The following table reconciles 2010 actuals to 2010 proforma:

                                                                                                                                                                                                                Year Ended                                                                                         2011                                                                                                                       Proforma

                                                                                                                                                                                                                2010                                                                                               Changes      1                                                                                                              2010
                                                                                                                                                                                                                                                                                                                                                                                                                         -

Income before income taxes                                                                                                                                                                                  $151,280                                                                                        $(14,000)                                        $137,280

Provision for income taxes                                                                                                                                                                                   43,384                                                                                          (1,376)                                         42,008
                                                                                                                                                                                                                                                             -                                                                                                                                                                                                                                                     -

Net income                                                                                                                                                                                                   107,896                                                                                         (12,624)                                         95,272

Stock based compensation                                                                                                                                                                                     27,546                                                                                          12,000                                                                                                                  39,546

Amortization of intangible assets                                                                                                                                                                            17,203                                                                                          -                                                                                                                       17,203

Amortization of premium on receivables                                                                                                                                                                       3,263                                                                                           -                                                                                                                       3,263

Amortization of deferred financing costs                                                                                                                                                                     2,016                                                                                           -                                                                                                                       2,016

                                                                                                                                                                                                             -                                                                                               -                                                                                                                       -

Total pre-tax adjustments                                                                                                                                                                                    50,028                                                                                          12,000                                                                                                                  62,028

Income tax impact of pre-tax adjustments at the effective tax rate                                                                                                                                           (14,340)                                               (4,641)                                         (18,981)

                                                                                                                                                                                                             -                                                                                               -                                                                                                                       -

Adjusted net income                                                                                                                                                                                         $143,584                                                                                        $(5,265)                                        $138,318
                                                                                                                                                                                                                                                             =                                                                                                                                                                                                                                                     =

Adjusted net income per diluted share                                                                                                                                                                         $1.78                                                                                                                                                                                                                   $1.63

Diluted shares                                                                                                                                                                                               80,751                                                                                                                                                                                                                  84,700

12011 changes include approximately $2m in incremental cash operatings costs for public company expenses, $12 million of non-cash compensation expenses associated with our new plan, and a 1.9% increase in our effective tax rate from 28.7% in 2010 to 30.6% in 2011. Additionally, 2011 will show an increase of 3.9 million diluted shares outstanding, from 80.8 million in 2010 to 84.7 million in 2011.

Exhibit 2
Transaction Volume, Revenue Per Transaction and Revenue by Segment
(in thousands except revenue per transaction)

		4th Quarter									Year Ended
		2010		2009[1]		Delta		%Delta			2010		2009[1]		Delta		%Delta
					-		-							-		-

North America

- Transactions		36,640		36,388		252		0.7	%		147,259		143,545		3,714		2.6	%
- Revenue per transaction	$	1.87	$	1.82		0.05		2.5	%	$	1.95	$	1.77		0.18		10.2	%
- Revenue	$	68,347	$	66,215		2,132		3.2	%	$	287,794	$	254,573		33,221		13.0	%

International

- Transactions		12,211		12,781		(570)		-4.5	%		48,858		49,678		(820)		-1.7	%
- Revenue per transaction		3.13		2.89		0.24		8.2	%		2.99		2.55		0.44		17.2	%
- Revenue		38,200		36,941		1,259		3.4	%		146,047		126,700		19,347		15.3	%

Total

- Transactions		48,851		49,168		(317)		-0.6	%		196,117		193,223		2,894		1.5	%
- Revenue per transaction	$	2.18	$	2.10		0.08		3.9	%	$	2.21	$	1.97		0.24		12.1	%
- Revenue	$	106,547	$	103,156		3,380		3.3	%	$	433,841	$	381,273		52,568		13.8	%

International (excluding non-renewed contract)

- Transactions		12,132		11,080		1,052		9.5	%		45,210		42,803		2,407		5.6	%
- Revenue per transaction		3.15		3.31		(0.16)		-4.8	%		3.21		2.93		0.28		9.6	%
- Revenue		38,188		36,625		1,563		4.3	%		145,208		125,436		19,772		15.8	%

Total

- Transactions		48,773		47,468		1,305		2.7	%		192,468		186,348		6,120		3.3	%
- Revenue per transaction	$	2.18	$	2.17		0.02		0.8	%	$	2.25	$	2.04		0.21		10.3	%
- Revenue	$	106,534	$	102,851		3,683		3.6	%	$	432,999	$	380,017		52,982		13.9	%

[1]2009 revenue reflects revenue on a managed basis, see Exhibit 1 for reconciliation

Contacts
FleetCor Technologies, Inc.
Investor Relations
770-729-2017
investor@fleetcor.com

Source: FleetCor Technologies, Inc.